Putnam
High Yield
Municipal
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-98


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Throughout the dramatic market shifts of August 1998, the municipal market stood its ground. Yields on long-term municipal bonds fell slightly compared with yields on Treasury bonds, which declined sharply as their prices rose in response to demand fanned by global equity investors' flight to quality. By September, municipal bond yields were approximately 97% of those on 30-year Treasuries, a remarkably close relationship. Within this environment, I am pleased to report that Putnam High Yield Municipal Trust continued to produce high tax-exempt income during the 1998 fiscal year. For the six months ended September 30, 1998, the fund earned total returns of 3.60% at net asset value and 5.85% at market price. For complete performance information, please see pages 8 and 9.

* DEMAND FOR BONDS TIED TO TURBULENT EQUITY MARKETS

The municipal bond market's performance tends to reflect trends in the taxable bond market, which in turn is influenced by events in worldwide equity markets. The unprecedented turbulence was set off by an unprecedented string of international events: the unabated financial chaos in the Pacific Rim, currency devaluations and defaults in Russia, and most recently, plunging stock markets in Latin America. As foreign investors panicked about plummeting stock markets, they began a flight to quality -- selling hedge funds and emerging-markets funds in favor of the safety of U.S. Treasury bonds. This buying of Treasuries drove up their prices and pushed down their yields. Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market were not driven up by the increase in demand that drove Treasury bond prices higher. This factor has made municipal bonds an exceptional investment choice for U.S. fixed-income investors.

* CREDIT, SECTOR STRATEGIES HELP MAINTAIN INCOME

Since last spring, a key challenge for your fund's management team has been to increase the fund's income in a market where fewer and fewer low investment-grade bonds are available. Bonds in this tier of the investment-grade sector are difficult to find not only because they are in high demand but because the strong economy is enabling many municipalities to gain higher credit ratings. Also, many Baa credits have been upgraded through insurance that protects the holder in the event of default. Blake Anderson, your fund's manager, met this challenge by looking for opportunities in the upper tier of the high-yield market (Ba- and B-rated bonds), where there is slightly more supply and where he believes the additional income potential justified the additional risk.

Blake also favored issues in the health-care/hospital sector, in which there have been many attractive credits in the past. This entire sector has gone through many evolutions since the scrutiny of health care began with the Clinton administration in 1992. Nonprofit hospitals throughout the country have experienced a significant amount of merger activity in recent months but this trend seems to be slowing. On the other hand, for-profit hospital companies are beginning to sell off some units. Within this sector, Blake relies heavily on Putnam's credit research to identify the most promising securities.

Transportation issues have also fared well over the past year, particularly industrial revenue bonds backed by major airlines. Passenger volume has been up, while capacity remains steady and fuel costs are low. This combination of factors has enabled airlines to increase prices and help support airport revenues. Denver (Colorado) city and county airport bonds remain among the fund's top 10 holdings and its strongest performers. However, as oil prices inch up and the economy slows, this sector may need closer scrutiny. While these holdings and others described in this report were viewed favorably as of September 30, 1998, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* WASHINGTON, DC, BONDS PREREFUNDED

Because of the economy's recent strength, many cities and towns have experienced large budget surpluses from healthy levels of tax revenue. Given this background, it makes sense that other high-performing bonds come from the general obligation (GO) sector, in which the bond issues are backed directly by taxes, not revenues or fees.

One example of this trend is Washington, DC, GO bonds, which had experienced negative publicity and carried the relatively low Baa rating from Moody's. Putnam's research department believed that the district's general obligation bonds offered a more solid opportunity than the negative publicity indicated. Our perseverance was rewarded when the bonds were prerefunded during the period. In a prerefunding, the municipality issues new bonds to pay off the original bond issue at the first call date or maturity. Proceeds from the new issue in an amount sufficient to pay off the entire original bond issue are invested in an escrow fund made up of U.S. Treasury securities. Because of the safety of principal represented by these Treasuries, the original bonds are considered more creditworthy and an upgrade generally follows -- along with higher prices. When this indeed occurred with the fund's Washington, DC, holdings, we sold them at a profit.

It is also worth noting that we expect the supply of municipal bonds to slow down. Normally, when interest rates fall, prerefundings boost the bond supply. But rates have been low for some time and most issuers have already completed their prerefundings. Perpetuating the slowdown in refunding activity is the currently close relationship of Treasury yields to municipal yields. Given the narrow spread between these yields, it is possible that the Treasury escrows used in prerefundings may not be adequate enough to pay off the municipal issues.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Ba and lower -- 37.6%

Baa -- 19.4%

A -- 1.4%

Aa -- 2.9%

Aaa -- 37.7%

VMIGI -- 1.0%

Footnote reads:
*As a percentage of market value as of 9/30/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financing Authority Health Care Facility
9.25%, 7/1/25

Los Angeles (California) Regional Airports Improvement Corp.
9.25%, 8/1/24

Delaware Valley Regional Financing Authority
7.75%, 7/1/27

Butler (Alabama) Industrial Development Board
8.00%, 9/1/28

Midland County (Michigan) Economic Development Corp.
9.50%, 7/23/09

Denver (Colorado) City & County Airport
8.50%, 11/15/23

Massachusetts State Port Authority Special Projects
10.00%, 3/1/26

Texas State Housing and Community Affairs Home Mortgage
9.663%, 7/2/24

Hammond (Indiana) Industrial Port Authority
9.65%, 6/1/14

California Statewide Community Development Authority
5.35%, 1/1/22


Footnote reads:
These holdings represent 28.1% of the fund's net assets as of 9/30/98. Portfolio holdings will vary over time.


* LONG-TERM PERSPECTIVE REMAINS ESSENTIAL

This unusual bond market has been more focused on what the equity markets will do than on what interest rates will do. Despite this atypical behavior, today's troubles are being met by sound monetary and economic policies in the United States. However, it is not unusual in times like these that comparisons are made with other turbulent eras. We do not believe the current conditions resemble those that prevailed in the 1930s or in the 1970s. Inflation is at the lowest level in 40 years, interest rates are the lowest since the 1960s, and we expect the eight-year economic expansion to continue, albeit at a slower pace.

Although Blake expects bouts of market volatility to continue, these factors provide reason for optimism about prospects for municipal bonds, and the relative stability of the municipal bond market in comparison to other capital markets may well begin to draw nervous investors in larger numbers. Should this occur, the increased demand could well have a favorable effect on bond prices and on your fund's performance.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 18, 1998

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of September 30, 1998, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated municipal bonds.

TOTAL RETURN FOR PERIODS ENDED 9/30/98

                                            Lehman Bros
                                   Market    Municipal    Consumer
Common shares              NAV      price   Bond Index  Price Index
----------------------------------------------------------------------
6 months                   3.60%    5.85%      4.64%       0.74%
----------------------------------------------------------------------
1 year                     7.60     8.18       8.72        1.36
----------------------------------------------------------------------
5 years                   36.97    44.95      36.38       12.61
Annual average             6.49     7.71       6.40        2.40
----------------------------------------------------------------------
Life of fund (5/25/89)   108.76   120.51     108.23       31.99
Annual average             8.19     8.83       8.18        3.02
----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 9/30/98

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                          6
------------------------------------------------------------------------------
Income1                      $0.345
------------------------------------------------------------------------------
Capital gains1                 --
------------------------------------------------------------------------------
  Total                      $0.345
------------------------------------------------------------------------------
Preferred shares     Series A (900 shares)
------------------------------------------------------------------------------
Income1                     $946.91
------------------------------------------------------------------------------
Capital gains1                 --
------------------------------------------------------------------------------
  Total                     $946.91
------------------------------------------------------------------------------
Share value
(common shares):              NAV     Market price
------------------------------------------------------------------------------
3/31/98                      $9.28       $10.50
------------------------------------------------------------------------------
9/30/98                       9.29        10.75
------------------------------------------------------------------------------
Current return
(common shares/end of period):
------------------------------------------------------------------------------
Current dividend rate2        7.43%        6.42%
------------------------------------------------------------------------------
Taxable equivalent3          12.30        10.63
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the face amount of remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
September 30, 1998 (Unaudited)

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FNMA Coll.      -- Federal National Mortgage Association Collateralized
FSA             -- Financial Security Assurance
GNMA Collateral -- Government National Mortgage Association Collateralized
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (96.7%) (a)
PRINCIPAL AMOUNT                                                                               RATING (RAT)          VALUE

Alabama (2.7%)
--------------------------------------------------------------------------------------------------------------------------
         $5,750,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                       Disp. James River Corp.), 8s, 9/1/28                                     BBB-        $    6,634,063

Arizona (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                       (Tuscon/Navajo Elec. Pwr.), Ser. A,
                       7 1/8s, 10/1/32                                                          B2               2,818,750
          3,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                       (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                                A3               3,318,750
                                                                                                            --------------
                                                                                                                 6,137,500

California (6.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  CA Hlth. Fac. Auth. Rev. Bonds (Cedar-Sinai
                       Med. Ctr.), MBIA, 5 1/8s, 8/1/27                                         Aaa              3,548,125
          5,700,000  CA Statewide Cmnty. Dev. Auth. IF COP
                       (Motion Picture & TV Fund), AMBAC,
                       5.35s, 1/1/22                                                            Aaa              5,714,250
          6,415,000  Los Angeles, Regl. Arpt. Impt. Corp Rev. Bonds
                       (Continental Airlines), 9 1/4s, 8/1/24                                   BB+/P            7,730,075
                                                                                                            --------------
                                                                                                                16,992,450

Colorado (5.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
          1,330,000    Prerefunded, 8 3/4s, 11/15/23                                            Aaa              1,542,800
          3,670,000    8 3/4s, 11/15/23                                                         Baa1             4,202,150
            545,000    Prerefunded, MBIA, 8 1/2s, 11/15/23 (SEG)                                Aaa                606,994
          5,805,000    MBIA, 8 1/2s, 11/15/23 (SEG)                                             Aaa              6,472,575
                                                                                                            --------------
                                                                                                                12,824,519

Delaware (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Delaware Valley, Regl. Fin. Auth. Govt. Rev. Bonds,
                       Ser. C, AMBAC, 7 3/4s, 7/1/27                                            Aaa              7,225,000

Georgia (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,025,000  De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                       (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                             B+/P             3,418,250
          3,900,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                       Hlth. Care Syst.), Ser. B, MBIA, 8.597s, 8/1/10                          Aaa              4,680,000
                                                                                                            --------------
                                                                                                                 8,098,250

Illinois (5.0%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          2,318,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             2,587,468
          1,760,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             1,960,200
          4,250,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa2             5,153,125
                     IL Dev. Fin. Auth. Rev. Bonds
                       (Cmnty. Rehab. Providers Fac.)
            930,000    Ser. A, 7 7/8s, 7/1/20                                                   BB/P             1,064,850
          1,280,000    Prerefunded, Ser. A, 7 7/8s, 7/1/20                                      AAA/P            1,590,400
                                                                                                            --------------
                                                                                                                12,356,043

Indiana (4.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,344,282  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                               BB+/P            5,729,551
          4,500,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                       (Federal Express Corp.), 7.1s, 1/15/17                                   Baa2             5,073,750
                                                                                                            --------------
                                                                                                                10,803,301

Iowa (6.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Des Moines, Hosp. Rev. Bonds (Des Moines
                       Genl. Hosp), Ser. B, 8 1/4s, 11/15/11                                    BB-/P            2,317,500
          8,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives), 9 1/4s, 7/1/25                                       BB/P            11,475,000
          2,000,000  Polk Cnty., Rev. Bonds (Catholic Hlth. Initiatives),
                       Ser. A, 5s, 12/1/28                                                      Aa2              1,977,500
                                                                                                            --------------
                                                                                                                15,770,000

Kentucky (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Boone Cnty. Poll. Control Rev. Bonds
                       (Dayton Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                        Aa3              4,395,000
          1,455,000  Jefferson Cnty., 1st Mtge. Rev. Bonds
                       (AHF/KY-IOWA, Inc.), 10 1/4s, 1/1/20                                     B-/P             1,520,475
                                                                                                            --------------
                                                                                                                 5,915,475

Louisiana (5.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Hodge, Combined Util. Rev. Bonds
                       (Stone Container Corp.), 9s, 3/1/10                                      B/P              5,343,750
          2,500,000  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                       (St. James Place), 10s, 11/1/21                                          B-/P             2,846,875
          2,000,000  St. Charles Parish, Poll. Control Rev. Bonds
                       (LA Pwr. & Lt.), 8 1/4s, 6/1/14                                          Baa3             2,107,880
          3,000,000  W. Feliciana, Parish Poll. Control Rev. Bonds
                        (Gulf States Util. Co.), 8s, 12/1/24                                    Ba1              3,183,750
                                                                                                            --------------
                                                                                                                13,482,255

Massachusetts (16.4%)
--------------------------------------------------------------------------------------------------------------------------
                     MA State Hlth. & Edl. Fac. Auth. IFB
          3,000,000    (St. Elizabeth Hosp.), Prerefunded, Ser. E, FSA,
                       9.82s, 8/12/21                                                           Aaa              3,566,250
          2,000,000    (New England Medical Ctr.), MBIA, 6.68s, 7/1/18                          Aaa              2,150,000
          1,125,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Norwood Hosp.), Ser. E, 7 3/4s, 7/1/07                                  Ba2              1,153,800
          4,500,000  MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                       6.15s, 12/1/29 (SEG)                                                     Aaa              4,831,875
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          1,500,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            1,687,500
          3,500,000    Ser. A, 9s, 7/1/15                                                       BB-/P            3,928,750
                     MA State Indl. Fin. Agcy. Rev. Bonds
            925,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                                   BB-/P              972,406
          4,500,000    (Orchard Cove Inc.), Prerefunded, 9s, 5/1/22                             AAA/P            5,383,125
          2,380,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            2,662,625
          4,250,000    (Emerson College), 8.9s, 1/1/18                                          BBB-/P           4,637,813
          3,400,000    (Evanswood Bethzatha), 7.85s, 1/15/17                                    B+/P             3,655,000
          5,800,000  MA State Port Auth. Rev. Bonds
                       (Harborside Hyatt), 10s, 3/1/26                                          B/P              6,293,000
                                                                                                            --------------
                                                                                                                40,922,144

Michigan (6.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,575,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                       Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                                       BBB+/P           3,183,344
          4,800,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              5,274,000
          1,000,000  MI State Strategic Fund Resource Recvy. Ltd.
                       Oblig. Rev. Bonds (Central Wayne Energy Rec.),
                       Ser. A, 7s, 7/1/27                                                       B/P              1,020,000
          6,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                   B+/P             6,532,500
                                                                                                            --------------
                                                                                                                16,009,844

Mississippi (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,035,000  Claiborne Cnty., Poll. Control Rev. Bonds
                       (Middle South Energy, Inc.), Ser. C,
                       9 7/8s, 12/1/14                                                          Ba1              3,151,756

Missouri (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,700,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                       (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                                    BB+/P            4,940,875

Nebraska (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                       9.284s, 11/15/16                                                         Aaa              1,193,750

New Hampshire (1.9%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          1,870,000    (Havenwood-Heritage Heights), 9 3/4s, 12/1/19                            AAA/P            2,057,000
          1,000,000    (NH College), 6 3/8s, 1/1/27                                             BBB-             1,073,750
          1,500,000  NH State Bus. Fin. Auth. Swr. & Solid Waste
                       Rev. Bonds (Crown Paper), 7 7/8s, 7/1/26                                 BB-              1,721,250
                                                                                                            --------------
                                                                                                                 4,852,000

New York (7.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,350,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       IFB, FGIC, 7.95s, 7/1/29 (acquired 12/1/94,
                       cost $2,453,729) (RES)                                                   Aaa              3,146,063
          4,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       Rev. Bonds (Rochester Gas & Electric, Co.),
                       Ser. C, FSA, 8 1/8s, 12/1/28                                             Aaa              4,109,080
          3,000,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                       Rev. Bonds, Ser. A, 7 3/8s, 9/15/21                                      Aaa              3,401,250
          1,800,000  NY State Hsg. Fin. Agcy. VRDN
                       (Normandie Court I), 3.30s, 5/15/15
                       (Landesbank Hessien (LOC))                                               VMIG1            1,800,000
                     NY State Local Govt. Assistance Corp. Rev. Bonds,
                       Prerefunded
          1,500,000    Ser. A, 7s, 4/1/16                                                       Aaa              1,646,250
          2,000,000    Ser. D, 6 3/4s, 4/1/21                                                   Aaa              2,225,000
            700,000  NY State Local Govt. Assistance Corp. VRDN,
                       Ser. E, 3.25s, 4/1/25                                                    VMIG1              700,000
          2,160,000  Port Auth NY & NJ Special Oblig. Rev. Bonds
                       (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                         Ba2              2,392,200
                                                                                                            --------------
                                                                                                                19,419,843

Pennsylvania (6.3%)
--------------------------------------------------------------------------------------------------------------------------
           $280,000  Allegheny Cnty., Indl. Dev. Auth. Aprt. Spl. Facs.
                       Rev. Bonds, 8 7/8s, 3/1/2021                                             B+                 316,050
          2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                       Rev. Bonds (United Hosp. Inc.), Ser. A,
                       8 3/8s, 11/1/11                                                          AAA              2,144,600
          3,250,000  PA Econ. Dev. Fin. Auth. Rev. Bonds
                       (MacMillan Ltd. Partnership), 7.6s, 12/1/20                              Baa2             3,705,000
          2,500,000  PA State Higher Ed. Assistance Agcy. Student Loan
                       IFB, AMBAC, 10.534s, 9/1/26                                              Aaa              2,893,750
          2,100,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                       8 5/8s, 11/15/16                                                         Aaa              2,436,000
          3,400,000  Philadelphia, Regl. Port Auth. Lease IFB
                       (Kidder Peabody), MBIA, 8.52s, 9/1/13                                    Aaa              4,118,250
                                                                                                            --------------
                                                                                                                15,613,650

Texas (3.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa2             2,696,875
            695,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Nancy Travis Memorial Hosp.), 10s, 5/15/13                              B/P                847,900
          4,800,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                       Ser. C, GNMA Coll, FNMA Coll, 9.663s, 7/2/24                             AAA              6,156,000
                                                                                                            --------------
                                                                                                                 9,700,775

Utah (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,300,000  Carbon Cnty., Util. Rev. Bonds
                       (Laidlaw Solid Waste Disp.), Ser. A, 7 1/2s, 2/1/10                      BBB+             3,786,750
          4,000,000  Tooele Cnty., Poll. Control Rev. Bonds
                       (Laidlaw Environmental), Ser. A, 7.55s, 7/1/27                           B/P              4,495,000
                                                                                                            --------------
                                                                                                                 8,281,750

Wisconsin (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            530,000  WI Hsg. & Econ. Dev. Auth. IFB
                       (Home Ownership Dev.), 10.108s, 10/25/22                                 Aa3                600,223
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $223,284,433) (b)                                              $  240,925,466
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $249,150,937.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      September 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $223,284,433, resulting in gross unrealized appreciation and depreciation of $19,282,663 and $1,641,630, respectively, or net unrealized appreciation of $17,641,033.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 1998 was $3,146,063 or 1.3% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1998.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 1998.

      The fund had the following industry group concentrations greater than 10% at September 30, 1998 (as a percentage of net assets):

           Transportation    25.2%

           Healthcare        17.5

           Utilities         11.3

      The fund had the following insurance concentration greater than 10% at September 30, 1998 (as a percentage of net assets):

           MBIA              11.1%

-------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1998 (Unaudited)
                                  Aggregate Face    Expiration   Unrealized
                     Total Value      Value           Date      Appreciation
-------------------------------------------------------------------------------
Municipal Bond
Index (long)         $2,695,875    $2,638,918         Dec-98      $56,957
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1998 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investment in securities at value
(identified cost $223,284,433) (Note 1)                                            $240,925,466
-----------------------------------------------------------------------------------------------
Cash                                                                                    250,920
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   4,785,846
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        5,018,328
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          21,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        251,001,560

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,327,553
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            439,344
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               29,272
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            10,588
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,603
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   42,263
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,850,623
-----------------------------------------------------------------------------------------------
Net assets                                                                         $249,150,937

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                   $ 45,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                           202,938,326
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            181,414
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (16,666,793)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           17,697,990
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $249,150,937

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed preferred
shares-liquidation preference                                                      $ 45,000,000
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $204,150,937
-----------------------------------------------------------------------------------------------
Net assets per common share
($204,150,937 divided by 21,977,203 shares)                                               $9.29
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended September 30, 1998 (Unaudited)
Tax exempt interest income:                                                          $8,954,793
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        872,810
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          142,585
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         6,301
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,190
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  13,974
-----------------------------------------------------------------------------------------------
Auditing                                                                                 33,796
-----------------------------------------------------------------------------------------------
Legal                                                                                     4,660
-----------------------------------------------------------------------------------------------
Postage                                                                                  17,707
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    12,400
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   67,250
-----------------------------------------------------------------------------------------------
Other                                                                                     5,446
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,180,119
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (13,612)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,166,507
-----------------------------------------------------------------------------------------------
Net investment income                                                                 7,788,286
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (987,806)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         112,392
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period              1,627,111
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 751,697
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $8,539,983
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                Six months ended     Year ended
                                                                                    September 30       March 31
                                                                                -------------------------------
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  7,788,286    $ 16,309,455
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       (875,414)    (11,348,310)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            1,627,111      14,919,515
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  8,539,983      19,880,660
---------------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred
shareholders from net investment income                                                (852,219)     (1,652,706)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares
of $0 and $28,111, respectively)                                                      7,687,764      18,227,954
---------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income                                                                (7,568,302)    (15,035,863)
---------------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of distributions                                           967,987       2,035,042
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          1,087,449       5,227,133

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   248,063,488     242,836,355
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $181,414 and $813,649, respectively)                                     $249,150,937    $248,063,488

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                     21,882,030      21,679,818
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                           95,173         202,212
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                           21,977,203      21,882,030
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                              900             900
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

                                Six months
                                  ended
Per-share                     September 30
operating performance           (Unaudited)                                    Year ended March 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                    $9.28            $9.12            $9.16            $9.03            $9.23            $9.49
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .36              .75              .80              .80              .81              .81
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .04              .18             (.08)             .13             (.19)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .40              .93              .72              .93              .62              .54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.04)            (.08)            (.07)            (.08)            (.07)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.35)            (.69)            (.69)            (.72)            (.75)            (.75)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.39)            (.77)            (.76)            (.80)            (.82)            (.80)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)      $9.29            $9.28            $9.12            $9.16            $9.03            $9.23
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)     $10.75           $10.50           $10.25           $10.00            $9.50            $9.25
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at
market value (%)(common shares      5.85*            9.67            10.26            13.60            11.50            (4.99)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $249,151         $248,063         $242,836         $241,599         $236,333         $238,148
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .58*            1.15             1.15             1.17             1.17             1.17
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.43*            7.27             8.05             7.79             8.27             7.97
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              1.19*           16.78             9.30            34.45            49.11            28.55
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended March 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)




Notes to financial statements
September 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's Manager, Putnam Investment Management, Inc., ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1998, the fund had a capital loss carryover of approximately $12,422,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover                 Expiration
------------------          ------------------
    $3,135,000               March 31, 2003
     1,309,000               March 31, 2004
     7,978,000               March 31, 2006

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on September 30, 1998 was 3.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management investment advisory, and administrative services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended September 30, 1998 fund expenses were reduced by 13,612 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $490 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended September 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $2,875,360 and $5,076,372, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 1998, no such restrictions have been placed on the fund.


WELCOME TO

                              www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

*the benefits of investing with Putnam

*Putnam's money management philosophy

*complete fund information, daily pricing and long-term performance

*your current account value, portfolio value and transaction history

*the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly.

So be sure to bookmark us at
http://www.putnaminv.com



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

47014  11/98